NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "Securities Act"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE Securities Act OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE Securities Act AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE Securities Act.


                   ADDITIONAL INVESTMENT RIGHT

     To Purchase 6% Senior Secured Convertible Notes Due 2008 and Warrants to Purchase Common Stock of


                  Broadcast International, Inc.


      THIS ADDITIONAL INVESTMENT RIGHT (this "Additional Investment Right") CERTIFIES that, for value received, _____________ (the "Holder") is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date of issuance of this Additional Investment Right (the "Initial Exercise Date") and on or prior to the 90th calendar day following the date that the Registration Statement is declared effective by the Commission (the "Termination Date"), but not thereafter, to subscribe for and purchase from Broadcast International, Inc., a Utah corporation (the "Company"), up to (i) $_________ original principal amount of Notes, each such Note to be in the form of Exhibit B attached to the Securities Purchase Agreement (each such Note, an "Additional Note"), (ii) ____ Series A Warrants, each such Series A Warrant to be in the form of Exhibit C-1 attached to the Securities Purchase Agreement (each such Series A Warrant, an "Additional Series A Warrant"), and (iii) ____ Series B Warrants, each such Series B Warrant to be in the form of Exhibit C-2 attached to the Securities Purchase Agreement (each such Series B Warrant, an "Additional Series B Warrant"). The Additional Notes, Additional Series A Warrants and Additional Series B Warrants are referred to herein as the "Additional Investment Right Securities". The exercise price payable to the Company upon the exercise of this Additional Investment Right shall be $1.00 for each $1.00 of original principal amount of Additional Notes, 0.2 Additional Series A Warrants, and 0.2 Additional Series B Warrants purchased and subscribed for upon the exercise of this Additional Investment Right (the "Exercise Price"). By way of example, if the Holder exercises this Additional Investment Right for a total of $100,000 in Exercise Price, it will receive (a) an Additional
Note in the original principal amount of $100,000, (b) 20,000 Additional Series A Warrants, and (c) 20,000 Additional Series B Warrants. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "Securities Purchase Agreement"), dated May 16, 2005, among the Company and the Purchasers signatory thereto.

      1. Title to the Additional Investment Right. Prior to the Termination Date and subject to compliance with applicable laws and Section 6 of this Additional Investment Right, this Additional Investment Right and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Additional Investment Right together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

      2. Authorization of Securities. The Company covenants that all Additional Investment Right Securities which may be issued upon the exercise of the purchase rights represented by this Additional Investment Right will, upon exercise of the purchase rights represented by this Additional Investment Right, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

      3.  Exercise of Additional Investment Right.

          (a) Exercise of the purchase rights represented by this Additional Investment Right may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); provided, however, within 5 Business Days of the date said Notice of Exercise is delivered to the Company, the Holder shall have surrendered this Additional Investment Right to the Company and the Company shall have received payment of the aggregate Exercise Price of the Securities thereby purchased by wire transfer or cashier's check drawn on a United States bank. The original Additional Investment Right Securities purchased hereunder shall be delivered to the Holder within 5 Business Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Additional Investment Right and payment of the aggregate Exercise Price as set forth above. This Additional Investment Right shall be deemed to have been exercised on the later of the date the Notice of Exercise is delivered to the Company by facsimile copy and the date the Exercise Price is received by the Company. The Additional Investment Right Securities shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such Securities for all purposes, as of the date the Additional Investment Right has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 4 prior to the issuance of such Securities, have been paid.

          (b) If this Additional Investment Right shall have been exercised in part, the Company shall, at the time of delivery of the original Additional Investment Right Securities, deliver to Holder a new Additional Investment Right evidencing the rights of Holder to purchase the unpurchased Additional Investment Right Securities called for by this Additional Investment Right, which new Additional Investment Right shall in all other respects be identical to this Additional Investment Right.

      4. Charges, Taxes and Expenses. Issuance of the original Additional Investment Right Securities shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Securities, all of which taxes and expenses shall be paid by the Company, and such Securities shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event the Additional Investment Right Securities are to be issued in a name other than the name of the Holder, this Additional Investment Right when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

      5.   Transfer, Division and Combination.

           (a) Subject to compliance with any applicable securities laws and the conditions set forth herein and in the Securities Purchase Agreement, this Additional Investment Right and all rights hereunder are transferable, in whole or in part, upon surrender of this Additional Investment Right at the principal office of the Company, together with a written assignment of this Additional Investment Right substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Additional Investment Right or Additional Investment Rights in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Additional Investment Right evidencing the portion of this Additional Investment Right not so assigned, and this Additional Investment Right shall promptly be cancelled. An Additional Investment Right, if properly assigned, may be exercised by a new holder for the purchase of Additional Investment Right Securities without having a new Additional Investment Right issued.

           (b) This Additional Investment Right may be divided or combined with other Additional Investment Rights upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Additional Investment Rights are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 5(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Additional Investment Right or Additional Investment Rights in exchange for the Additional Investment Right or Additional Investment Rights to be divided or combined in accordance with such notice.

           (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Additional Investment Right or Additional Investment Rights under this Section 5.

           (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Additional Investment Rights.

           (e) If, at the time of the surrender of this Additional Investment Right in connection with any transfer of this Additional Investment Right, the transfer of this Additional Investment Right shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Additional Investment Right, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

      6. Loss, Theft, Destruction or Mutilation of Additional Investment Right. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Additional Investment Right or any Additional Investment Right Security, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Additional Investment Right, shall not include the posting of any bond), and upon surrender and cancellation of such Additional Investment Right or certificate, if mutilated, the Company will make and deliver a new Additional Investment Right or certificate of like tenor and dated as of such cancellation, in lieu of such Additional Investment Right or certificate.

      7. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

      8.   Miscellaneous.

           (a) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Additional Investment Right shall be determined in accordance with the provisions of the Securities Purchase Agreement.

           (b) Restrictions. The Holder acknowledges that the Additional Investment Right Securities acquired upon the exercise of this Additional Investment Right, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

           (c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Additional Investment Right, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

           (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Securities Purchase Agreement.

           (e) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Additional Investment Right or purchase Additional Investment Right Securities, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

           (f) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Additional Investment Right. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Additional Investment Right and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

           (g) Successors and Assigns. Subject to applicable securities laws, this Additional Investment Right and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Additional Investment Right are intended to be for the benefit of all Holders from time to time of this Additional Investment Right and shall be enforceable by any such Holder or holder of Additional Investment Right Securities.

           (h) Amendment. This Additional Investment Right may be modified or amended or the provisions hereof waived only with the written consent of the Company and the Holder.

           (i) Severability. Wherever possible, each provision of this Additional Investment Right shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Additional Investment Right shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Additional Investment Right.

           (j) Headings. The headings used in this Additional Investment Right are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Additional Investment Right.


                       ********************

      IN WITNESS WHEREOF, the Company has caused this Additional Investment Right to be executed by its officer thereunto duly authorized.

Dated:  May __, 2005



                                   BROADCAST INTERNATIONAL, INC.


                                By:__________________________________________
                                   Name:   Rodney M. Tiede
                                   Title:     President & CEO


                        NOTICE OF EXERCISE


To:   Broadcast International, Inc.

      (1) The undersigned hereby elects to purchase $________ original principal amount of Additional Investment Right Notes, ____ Additional Investment Right Series A Warrants and ____ Additional Investment Right Series B Warrants of the Company pursuant to the terms of the attached Additional Investment Right (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

      (2) Please issue the original Additional Investment Right Securities in the name of the undersigned or in such other name as is specified below:

            _______________________________

The Additional Investment Right Securities shall be delivered to the following:


            _______________________________

            _______________________________

            _______________________________


      (4) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D under the Securities Act of 1933, as amended.


                     [BUYER]

                     By: ______________________________
                     Name:
                     Title:
                     Dated:  ________________________




                         ASSIGNMENT FORM
  (To assign the foregoing Additional Investment Right, execute this form and supply required information.
Do not use this form to exercise the Additional Investment Right.)

FOR VALUE RECEIVED, the foregoing Additional Investment Right and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is
_______________________________________________________________.
_______________________________________________________________


                     Dated:    ______________, _______


         Holder's Signature:   _____________________________


         Holder's Address:     _____________________________


                               _____________________________

Signature Guaranteed:  ___________________________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Additional Investment Right, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Additional Investment Right.